UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2005
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32423 (Commission File Number)	02-0733940 (I.R.S. Employer Identification No.)
406 West Main Street
Abingdon, VA 24210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
ALPHA NR HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	333-124319-17 (Commission File Number)	56-2298262 (I.R.S. Employer Identification No.)
406 West Main Street
Abingdon, VA 24210
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
EX-23.1: CONSENT OF KPMG LLP
EX-99.1: FINANCIAL STATEMENTS
EX-99.2: PRO FORMA FINANCIAL INFORMATION
EX-99.3: PRO FORMA FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously reported by Alpha Natural Resources, Inc. (“Alpha”) and Alpha NR Holding, Inc. (“Alpha NR”) in a report on Form 8-K dated October 25, 2005 and filed with the Securities and Exchange Commission on October 31, 2005, Alpha and certain of its subsidiaries consummated the acquisition of certain privately held coal reserves and operations affiliated with the Nicewonder group in southern West Virginia and southwestern Virginia (the “Nicewonder Group”) on October 26, 2005. Items 1.01 and 2.01 of such Form 8-K are hereby incorporated by reference into this Item 2.01 of this amended report. The financial statements of the Nicewonder Group and the pro forma financial information of Alpha and Alpha NR required under Item 9.01 of this amended report are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this amended report.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The audited and unaudited combined financial statements of The Combined Entities of The Nicewonder Coal Group are filed as Exhibit 99.1 to this report and incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma financial information for Alpha Natural Resources, Inc. and subsidiaries is filed as Exhibit 99.2 to this report and incorporated herein by reference.
The unaudited pro forma financial information for Alpha NR Holding, Inc. and subsidiaries is filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)	Exhibits

23.1	Consent of KPMG LLP
99.1	Combined Financial Statements of The Combined Entities of The Nicewonder Coal Group
99.2	Pro forma financial information for Alpha Natural Resources, Inc. and subsidiaries
99.3	Pro forma financial information for Alpha NR Holding, Inc. and subsidiaries

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.
December 2, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Alpha NR Holding, Inc.
December 2, 2005	By:	/s/ Vaughn R. Groves
		Name:	Vaughn R. Groves
		Title:	Vice President, Secretary and General Counsel

Exhibit Index

23.1	Consent of KPMG LLP
99.1	Combined Financial Statements of The Combined Entities of The Nicewonder Coal Group
99.2	Pro forma financial information for Alpha Natural Resources, Inc. and subsidiaries
99.3	Pro forma financial information for Alpha NR Holding, Inc. and subsidiaries